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                                                                    EXHIBIT 23.3



                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference in this Registration Statement of El Paso Corporation on Form S-8, of our report dated March 19, 2001, appearing in the Current Report on Form 8-K of El Paso Corporation dated March 23, 2001, and in the Amended Current Report on Form 8-K/A dated May 17, 2001.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Houston, Texas
June 28, 2001